UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2014

Respect Your Universe, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-54885	20-0641026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500 – 1188 West Georgia Street Vancouver, British Columbia Canada	V6E 4A2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  778.836.3913

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in the Registrant’s Certifying Accountant

(a)	Resignation of Independent Accountant.

On September 30, 2014, the Board of Directors of Respect Your Universe, Inc. (the “Company”) dismissed Marcum LLP as its independent registered public accounting firm.  On September 30, 2014, the Board of Directors of the Company engaged Dale Matheson Carr-Hilton LaBonte LLP (“DMCL LLP”) as our independent registered public accounting firm.

Marcum LLP did not issue a report on any of our Company’s financial statements. During our Company’s fiscal years ended December 31, 2013 and December 31, 2012 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference to the subject matter of the disagreement in connection with a report on our financial statements.

During our company’s fiscal year ended December  31, 2013  and December 31, 2012 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Marcum LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of such letter, dated October 2, 2014, is filed as Exhibit 16.1 to this Current report on Form 8-K.

(b)	Engagement of Independent registered public accounting firm.

During our Company’s fiscal years ended December 31, 2013 and December 31, 2012 and in the subsequent interim period through the date of appointment of DMCL LLP on September 30, 2014, we have not consulted with DMCL LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has DMCL LLP provided to our Company a written report or oral advice that DMCL LLP concluded was an important factor considered by our Company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, our company has not consulted with DMCL LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter fromMarcum LLP regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Respect Your Universe, Inc.

Dated:	October 17, 2014

By:	/s/ Marcello Leone
Marcello Leone
Chief Executive Officer